                       SEMIANNUAL REPORT / APRIL 30, 2002

                                AIM CHARTER FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                 [COVER IMAGE]

                           FULL SAIL BY JAMES G. TYLER

  THIS SHIP WITH BILLOWING SAILS DEPICTS CONFIDENCE AND A SENSE OF PURPOSE AND

DIRECTION AS IT PRESSES ON THROUGH EVER-CHANGING SEAS TO REACH ITS DESTINATION.

 IN THE SAME WAY, AIM CHARTER FUND MAINTAINS A DISCIPLINED INVESTMENT COURSE TO

                                REACH ITS GOAL.

================================================================================

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Charter Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance. An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/02, including sales charges

================================================================================

CLASS A SHARES
 Inception (11/26/68)         12.29%
  10 Years                     8.55
  5 Years                      4.28
  1 Year                     -20.01

CLASS B SHARES
 Inception (6/26/95)           8.26%
  5 Years                      4.38
  1 Year                     -20.10

CLASS C SHARES
  Inception (8/4/97)           0.82%
  1 Year                     -16.76

In addition to the fund's average annual total returns as of the close of the reporting period shown in the table above, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/02, the most recent calendar quarter-end, which were: Class A shares, inception (11/26/68), 12.44%; 10 years, 9.04%; five years, 6.01%; one year, -7.58%. Class
B shares, inception (6/26/95), 8.92%; five years, 6.13%; one year, -7.79%. Class C shares, inception (8/4/97), 1.58%; one year, -3.90%.

Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORIC PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

    SUPPLEMENT TO
SEMIANNUAL REPORT
    DATED 4/30/02

AIM CHARTER FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain standards. Performance of Institutional Class shares will differ from performance of Class A, B, and C shares due to differing sales charges and class expenses.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

For Periods Ended 4/30/02

================================================================================

Inception (7/30/91)        9.89%
10 years                   9.62
5 years                    5.93
1 year                   -14.94

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

For Periods Ended 3/31/02 (most recent calendar quarter-end)

================================================================================

Inception (7/30/91)       10.31%
10 years                  10.12
5 years                    7.67
1 year                    -1.74

================================================================================

SHARE VALUE                NAV

10/31/01                 $10.67
4/30/02                  $11.44

================================================================================

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call AIM toll free at 800-451-4246.

AIM Funds Logo
                            A I M Distributors, Inc.                   CHT-INS-2

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           In a letter to shareholders in spring 1995 fund reports,
ROBERT H.           before Alan Greenspan had uttered the words "irrational
GRAHAM]             exuberance," we cautioned our investors: "If you are
                    investing in mutual funds with expectations of double-digit returns every year, you will be disappointed. Maybe not today, but sometime in the future."

                       Depending on which AIM funds you own, there is a good
                    possibility you have experienced a loss during the past couple of years, perhaps including the six months covered by this report. Even investors who have not lost money may have been tempted to take their money out of the markets. We at AIM thank you for staying with us during this period.

                       Our nation and our markets have been badly shaken
                    recently: by terrorism and war, by the first recession in a decade, by a two-year bear market for equities, and by a loss of confidence in corporate governance and financial reporting stemming from the Enron collapse. It is obvious that markets got way ahead of themselves during the '90s. Recall the euphoria about the Dow Jones Industrials breaking through the 10,000 mark. The Dow closed above that mark for the first time on March 29, 1999. As the period covered by this report closed, it was hovering around that mark.

   However, it would be foolish to replace irrational exuberance with equally irrational pessimism. Many of you who have only recently begun investing, perhaps as the markets were peaking in 1999 and 2000, may wonder whether markets ever produce positive returns. Nevertheless, the overwhelming majority of long-term investors, those who have been invested at least five years, are well ahead of where they started.

LONG-TERM OPTIMISM

One of our senior investment officers recently described what he considers the appropriate approach to the current equity markets: "optimism, tempered with rationality." I couldn't agree more. Looking at the long run, I cannot help being optimistic about the prospects for the U.S. economy. A great deal of the world's intellectual capital resides within our borders, and we enjoy a political and business structure that historically has provided unparalleled incentive for hard work and innovation. It takes effort not to be enthusiastic about the long-term state of the U.S. economy, and therefore of our equity markets.

   Beyond domestic equities, there are other investments with attractive potential. The likelihood of stable interest rates is strong, as the Federal Reserve has signaled its neutral stance in light of tame inflation and measured economic growth. Bonds typically do well in such a climate.

   The current international outlook is also favorable. Recent European economic data point to a pickup in manufacturing and consumer confidence. In Asia, export-led recovery is a dominant theme.

   No one, however, is anticipating a return to the heady days of the '90s, and a dose of realistic expectations would do us all well. Over the very long term--since before the Great Depression--domestic equities have produced average annual total returns of approximately 10%; fixed-income investments typically return less.

   As we warned seven years ago, bull markets do end. So do bear markets. The trouble is, no one can predict exactly when. In this environment, we at AIM can only promise to remain focused on two fundamental aspects of our business. The first is a disciplined investment process, which we know is the root of good performance over time. The other is excellent customer service, which you always deserve but probably need even more when markets are as volatile as they have been lately.

YOUR FUND MANAGERS COMMENT

In the pages that follow, you will find your fund managers' more detailed
discussion of factors that influenced your fund.   Briefly, for the six months
ended April 30, 2002, the fund's Class A shares produced a total return of 6.98%, excluding sales charges. By comparison the broad market, as represented by the S&P 500, returned 2.31%. During the reporting period, we made some significant changes to AIM Charter Fund (changes to its management team and its investment discipline). We believe these changes will allow shareholders to use the fund as a foundation to their investment portfolios. We want AIM Charter Fund to be a relatively conservative fund that can perform well in strong markets, while providing reasonable downside protection in declining markets. I encourage you to read the discussion on the following pages to learn more about these important changes and what they mean to your fund.

   You can always find timely information about your fund and the markets in general on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at (800) 959-4246.

   Thank you for your participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
June 10, 2002

MANAGERS EXPLAIN IMPORTANT CHANGES TO YOUR FUND

HOW DID AIM CHARTER FUND  PERFORM?

AIM Charter Fund delivered positive returns for the six months ended April 30, 2002. For the reporting period, the fund's Class A, Class B and Class C shares returned 6.98%, 6.58% and 6.67%, respectively, at net asset value--that is, excluding sales charges. By contrast, the fund's benchmark index, the S&P 500, returned 2.31% for the six-month period. Some of this positive performance may be attributable to investment-style changes described later in this report.

WHAT WERE THE TRENDS IN THE ECONOMY AND THE STOCK MARKET?

Economic signals remained mixed throughout the reporting period. Gross domestic product (GDP, the broadest measure of U.S. economic activity) grew at a modest annualized rate of 1.7% in the fourth quarter of 2001--but grew at an explosive annualized rate of 5.6% in the first quarter of 2002. Corporate earnings were weak for much of the reporting period, but ended on an encouraging note. As of the close of the reporting period, 61% of companies in the S&P 500 reported stronger-than-expected earnings, 24% reported earnings in line with expectations, and 15% reported weaker-than-expected earnings. But unemployment, a lagging indicator, rose from 5.4% on October 31, 2001 to 6.0% on April 30, 2002--a rate not seen since 1994.

   The Federal Reserve Board (the Fed) noted these mixed signals in its April "beige book" report: "Almost all Federal Reserve Districts reported signs of improvement or actual increases in economic activity. While the overall tone was positive, a few districts expressed qualifications about the pace of recovery or the strength of their regional economies." Given this uncertainty, the Fed held short-term interest rates steady at historically low levels and continued to warn that risks to the economy were evenly weighted between weakness and inflation.

HOW DID YOU MANAGE THE FUND DURING THE REPORTING PERIOD?

As the reporting period began, the economy appeared to be strengthening and growth stocks returned to favor as many companies (particularly technology and health care companies) expressed optimism about their future earnings. As a result, we added to our technology holdings. This helped the fund, since information technology was the best-performing sector of the S&P 500 for the fourth quarter of 2001.

   But we didn't ignore other sectors. We added to our health care holdings--large pharmaceutical companies that represented defensive core growth positions as well as health care services stocks that offered some earnings momentum. We also added to our financial holdings--financial service stocks likely to benefit from the low interest rate environment.

   In early 2002, we repositioned the fund's investment style from growth to growth at a reasonable price (GARP) in an effort to temper the fund's volatility. In keeping with this repositioning, we made significant changes to the fund's holdings. We sold many earnings momentum growth stocks with high valuations. In their place we bought stocks with a better value relative to their growth potential. By the close of the reporting period, a smaller portion of fund assets were invested in information technology, health care and financial services stocks than when the reporting period began. Additionally, we:

o   Reduced the number of fund holdings

o   Made significant changes to the fund's top 10 holdings

o Reduced the amount of the fund's total net assets invested in its top 10 holdings

o   Increased the fund's diversification across all economic sectors

================================================================================

FUND AT A GLANCE                     [PHOTO]

AIM Charter Fund seeks the growth of capital, with a secondary objective of current income. (For more information about changes to the fund's objective and strategies, see notice on page 5.)

INVESTMENT STYLE: GROWTH AT A REASONABLE PRICE (GARP) (Focuses on stocks of large-cap U.S. companies that have the potential for growth and that can be purchased at reasonable prices)

o Seeks out stocks of established companies that are undervalued compared to historical relative valuation

o Seeks out companies with improving prospects--before they are reflected in the stock price

o A diversified large-cap blend fund employing AIM's GARP investment discipline

================================================================================

================================================================================

AIM CHARTER FUND, CLASS A SHARES VS. S&P 500

Class A shares at net asset value

    TOTAL RETURN - REPORTING PERIOD
    10/31/01 - 4/30/02

    AIM Charter Fund, Class A shares  6.98%
    S&P 500 2.31%

    AVERAGE ANNUAL TOTAL RETURN -
    SINCE INCEPTION*
    11/26/68 - 4/30/02

    AIM Charter Fund, Class A shares  12.48%
    S&P 500 10.87%

The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses. *Return for S&P 500 is from 11/30/68, the nearest month-end to the fund's inception.

================================================================================

YOUR FUND MANAGEMENT TEAM

Effective January 24, Ron Sloan and Mike Yellen assumed management of AIM Charter Fund. They succeed Lanny Sachnowitz and Monika Degan, who remain at AIM on other fund management teams.

   RON SLOAN has more than 30 years of experience in the investment industry and is a senior portfolio manager with AIM Capital Management. He came to AIM in 1998 from a financial research and management firm where he served as president. Mr. Sloan holds a bachelor's and a master's degree in business administration from the University of Missouri, and he is a chartered financial analyst. Since joining AIM, Mr. Sloan has managed or co-managed a number of blend/core funds.

   MIKE YELLEN joined AIM in 1994 and is a senior portfolio manager with AIM Capital Management. A former health care investment analyst for an asset management firm, Mr. Yellen graduated from Stanford University.

WHAT SECTORS OF THE ECONOMY HELPED FUND PERFORMANCE?

While we select stocks on the basis of bottom-up fundamental analysis, it was clear which sectors helped the fund, and which didn't have significant impact on fund performance, during the reporting period.

o CONSUMER STAPLES - Despite economic uncertainty, consumer spending remained strong, and consumers continued to buy products from Coca-Cola, Gillette and Procter & Gamble (the fund's #1, #2 and #3 holdings, respectively, at the close of the reporting period). As a result, those companies enjoyed strong earnings and stock-price appreciation.

o INDUSTRIALS - Defense stocks like Raytheon and Northrop Grumman (top-10 holdings at the close of the reporting period) benefited the fund during the reporting period, and seem likely to continue to do well, given geopolitical uncertainty.

o INFORMATION TECHNOLOGY - Despite a strong fourth quarter of 2001, a number of tech companies reported lower-than-expected earnings, and that hurt the entire sector in the first quarter of 2002. For the reporting period as a whole, information technology holdings had little effect on overall fund performance.

WHAT DO YOU HAVE IN MIND FOR THE FUND?

Our goal is to create a fund that shareholders can use as a foundation of their investment portfolios--building on the fund's strong 34-year track record as a growth fund. We want AIM Charter Fund to be a relatively conservative fund that can perform well in a strong market while providing reasonable downside protection in declining markets. We believe that shifting from a growth to a GARP investment strategy may accomplish this goal.

   In shifting to a GARP strategy, we are trying to use bottom-up fundamental and cash-flow analysis to identify undervalued growth companies that will perform well whether growth stocks or value stocks are in favor. Over time, this can be a winning strategy.

WHAT IS GROWTH AT A REASONABLE PRICE--OR GARP?

The GARP investment discipline does not rely on earnings momentum (i.e., companies with rapidly accelerating earnings). Instead of paying any price for stocks with high growth rates, we look for large-cap, U.S. companies with the potential for growth that can be purchased at a reasonable price. So what kind of stocks do we look for? Stocks of:

o   Out-of-favor cyclical growth companies

o Established growth companies that are undervalued compared to historical values

o Companies where there is early, but compelling, evidence of improving prospects that are not reflected in the price of the stock

o Companies whose stock price does not reflect the current market value of the companies' assets continued on next page...

WHAT DO THESE CHANGES MEAN FOR SHAREHOLDERS?

In adopting this GARP strategy, we want shareholders to realize that AIM Charter Fund may not be a top-performing fund in any given market environment. It's only over time--and through a complete market cycle, where one style falls out of favor and returns to favor--that this strategy may prove successful. But this is precisely what shareholders should expect from a fund that serves as a foundation of their investment portfolios.

   Previously, AIM Charter Fund was managed with a much greater focus on growth stocks. That worked well in the late 1990s when growth was in favor. This growth emphasis led to outstanding performance in strong markets--but, unfortunately, it was responsible for disappointing performance when growth investing fell out of favor, as it did in 2000 and 2001. By shifting to a GARP investment discipline, we want to make AIM Charter Fund a fund that shareholders can use to help build a strong foundation for their investment portfolios.

WHAT STEPS HAVE YOU TAKEN TO TEMPER VOLATILITY?

We took several specific steps:

o We eliminated or significantly reduced holdings that contributed to higher-than-expected volatility in recent years.

o We invested most of the fund's assets in large-cap, industry-leading stocks--companies that we believe will reemerge as stronger competitors in their respective industries when the U.S. economy recovers.

o We intend to reduce portfolio turnover, reflecting our commitment to core holdings. We are concentrating on companies with predictable and sustainable earnings--focusing on long-term holdings, not short-term trading opportunities. (Portfolio changes related to the fund's transition from a growth to a GARP fund have created a short-term increase in portfolio turnover.)

o We increased our cash reserves--reserves we can use when we discover promising long-term investments.

CAN YOU DISCUSS SOME PARTICULAR FUND HOLDINGS?

We'll mention four stocks--three of which have performed well for the fund, and one that hasn't performed so well.

   COCA-COLA, the world's leading soft drink company, has been in a prolonged slump but remains one of the most valuable corporate franchises. Coke's stock has performed strongly in 2002 and the company has announced plans to repurchase at least $750 million of its own shares this year.

   GILLETTE, a leading manufacturer of razors and batteries, began to decline a couple of years ago but it has performed strongly of late. We like it because of its fantastic brands, leading market share and superb marketing know-how.

   NORTHROP GRUMMAN is a leading defense contractor; like many other defense contractors, its stock has appreciated considerably since September 11. The company recently won a $2.9 billion contract to design the Navy's next generation of high-tech warships. The company also is in the midst of a hostile $6.7 billion takeover of TRW, which manufactures defense and aerospace equipment.

   INTEL, by contrast, has not helped fund performance. Intel and many other semiconductor stocks performed well in the fourth quarter of 2001 and in early 2002, when analysts were predicting that chip demand would grow significantly. That significant increase in demand hadn't materialized as of the close of the reporting period, causing Intel and many other semiconductor stocks to remain flat.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

Major market indexes were up strongly during the fourth quarter of 2001, but their performance for the reporting period as a whole was mixed--which could be attributed largely to investor unease about reports of questionable corporate accounting practices and a lack of candor by some Wall Street analysts. Continuing turmoil in the Middle East also undermined investor confidence and contributed to this mixed performance.

   Nonetheless, the ingredients for economic recovery remained in place: inflation was virtually nonexistent, corporate profit margins were improving

PORTFOLIO COMPOSITION

As of 4/30/02, based on total net assets

======================================================================================
TOP 10 HOLDINGS                              TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------
 1. Coca-Cola Co. (The)             2.5%      1. Packaged Foods                   6.0%

 2. Gillette Co. (The)              2.5       2. Pharmaceuticals                  5.1

 3. Procter & Gamble Co. (The)      2.3       3. Systems Software                 4.2

 4. Emerson Electric Co.            1.9       4. Personal Products                4.2

 5. Raytheon Co.                    1.8       5. Semiconductors                   3.9

 6. Microsoft Corp.                 1.8       6. Diversified Financial Services   3.7

 7. Intel Corp.                     1.7       7. Aerospace & Defense              3.7

 8. Northrop Grumman Co.            1.7       8. Household Products               3.5

 9. Avon Products, Inc.             1.7       9. Health Care Equipment            3.2

10. Anheuser-Busch Cos., Inc.       1.7      10. General Merchandise Stores       2.6

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any  particular security.
======================================================================================

and short-term interest rates remained low. Despite slipping in April, consumer confidence generally rose over the reporting period and consumer spending, which accounts for two-thirds of economic activity, remained healthy. Investors continued to hold considerable amounts of cash in lower-earning money market accounts--money that could potentially be invested in stocks once signs of economic recovery and stock market appreciation become less ambiguous.

AIM CHARTER FUND A SHARES

Total return per calender year at net asset value since inception

================================================================================

    1968    -0.9
    1969    -2.99
    1970   -16.63
    1971    36.33
    1972    37.22
    1973   -13.5
    1974   -27.01
    1975    32.4
    1976    41.99
    1977     5.19
    1978    32.07
    1979    44.08
    1980    33.81
    1981     1.37
    1982    15.43
    1983    19.42
    1984    -5.79
    1985    25.86
    1986    17.1
    1987    10.42
    1988     3.96
    1989    38.09
    1990     8.23
    1991    37.77
    1992     1.13
    1993     9.39
    1994    -4.26
    1995    35.68
    1996    19.58
    1997    24.73
    1998    26.83
    1999    33.87
    2000   -14.69
    2001   -23.09

Like the market itself, AIM Charter Fund's average annual total return can fluctuate widely from year to year. Nonetheless, since inception the fund has produced positive returns in 25 of its 34 calendar years (through 12/31/01). AIM Charter Fund shareholders know that concentrating on long-term performance, not short-term volatility, is the key to successful investing.

* Cumulative total return since fund inception on November 26, 1968. Past performance cannot guarantee comparable future results.

================================================================================

AN IMPORTANT NOTICE TO AIM CHARTER FUND SHAREHOLDERS

In keeping with our commitment to inform shareholders of changes and enhancements to their funds, we are pleased to provide this information about AIM Charter Fund.

   Currently, AIM Charter Fund's primary investment objective is growth of capital, and its secondary investment objective is current income. On June 11, 2002, the fund's board of directors voted to maintain the primary objective but to remove the secondary objective. As a result, fund managers will not necessarily seek out dividend-paying stocks as fund holdings.

   In their efforts to achieve the fund's revised investment objective, fund managers will invest the bulk of fund assets in securities of established companies that have long-term records of above-average growth in earnings--and companies fund managers believe have the potential for above-average earnings growth. In selecting investments, fund managers seek to identify companies that they believe are undervalued relative to current or projected future earnings, or relative to the value of assets owned by the company.

   The board believes these actions, which become effective on September 30, 2002, are in the best interest of AIM Charter Fund and its shareholders.

   You can learn more about AIM Charter Fund's investment objective and investment strategies by contacting your financial advisor, by reading the fund managers' discussion in this semiannual fund report, or by visiting www.aimfunds.com/prospectuses.html.

          See important fund and index disclosures inside front cover.

BOND FUNDS CAN DIVERSIFY YOUR PORTFOLIO

Soaring equity markets in the 1990s focused media attention on stocks and stock funds.

   But don't overlook bond funds. Because bonds often behave differently than stocks, adding bond funds to your portfolio can potentially:

o   Reduce the risk associated with investing only in stock funds

o   Enhance total returns

o   Provide a steady source of income

   Here are a few of bonds' more important characteristics.

HOW BONDS DIFFER FROM STOCKS

Stocks represent ownership in a company; bonds are debt obligations. When you buy a bond, you lend money to a government, agency or company. In return, the borrower agrees to pay you back on a specific date. The borrower also agrees to pay you interest, usually at specific intervals, until the obligation is retired.

   A bond's maturity is determined by the date when the entire loan and the last interest payment are due. If a bond was issued on January 1, 2000, and the entire loan must be paid off by January 1, 2030, the bond has a maturity of 30 years.

SEVERAL FACTORS DETERMINE INTEREST RATES, BOND PRICES

Generally, bonds with longer maturities have higher interest rates. That's because there is usually a greater risk that a borrower will default on a loan over a long period than a short period. Also, it is almost impossible to predict economic conditions many years in the future. Hence, bonds with longer maturities usually must offer higher interest rates to attract buyers.

   But probably the most important factor determining a bond's interest rate is the perceived ability of the borrower to repay. Several credit-rating agencies, including Standard & Poor's (S&P), assess this ability and assign a rating to a bond issue. S&P's highest rating is AAA; its lowest is D. Generally, the lower a bond's rating, the higher its interest rate.

   Prevailing interest rates also are important in determining the rates of newly issued bonds and are a key factor affecting bond prices. For instance, if you own a bond with an interest rate of 7% and the current interest rate for new bonds of similar quality and maturity is 6%, your bond is likely to command a price higher than its face value in the marketplace. Conversely, the market price of your bond will likely drop below face value if interest rates for new bonds of similar quality and maturity rise above 7%.

PRICES VS. YIELDS

Bond prices and yields move in opposite directions. That's because a bond's yield is determined by dividing its interest rate by its current market value. For example, if the market price of a bond with a face value of $1,000 and a 10% interest rate drops to $500, its yield rises to 20%.

   In assessing bond-market trends, analysts tend to quote yields rather than prices. Thus, if analysts report that yields are falling, that means prices are rising; if yields are rising, bond prices are falling. While the financial media tend to focus on the U.S. Treasury market, there are other types of bonds.

                                   [GRAPHIC]

U.S. GOVERNMENT/ AGENCY ISSUES

U.S. Treasury bills, notes and bonds are considered the safest fixed-income investments because they are backed by the full faith and credit of the U.S. government. Treasury bills have maturities of less than one year; Treasury notes from one to 10 years; Treasury bonds have maturities exceeding 10 years. Historically, the 30-year Treasury has been the benchmark for the performance of the bond market in general. Many analysts now prefer to use the 10-year Treasury note.

   Early in 2000, the U.S. Treasury began buying back its longer-maturity bonds, including its 30-year issues. The federal-government surplus was allowing the Treasury to retire some of its debt prematurely. The perception is that the Treasury may eventually retire all of its 30-year bonds and discontinue issuing them.

   In addition to the Treasury, Congress has authorized certain federal-government agencies, such as the Government National Mortgage Association (Ginnie Mae), to issue marketable debt securities. Agency-like corporations operating under government charters, such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), also issue bonds.

   Government-Sponsored Enterprises (GSEs) like Fannie Mae and Freddie Mac have been the subject of controversy. Though shareholder-owned, Freddie Mac and Fannie Mae operate under federal charters that help ensure that lenders such as savings and loans have enough money to make new loans and keep mortgage rates affordable. Those federal charters exempt GSEs from state and local corporate income taxes, give them a $2.25 billion line of credit with the Treasury and allow them to borrow at lower interest rates than similarly rated corporations. This "implied government guarantee" has been called into question. This GSE debate will likely not be resolved soon.

                                   [GRAPHIC]

MUNICIPAL BONDS

Municipal bonds (munis) are issued by state and local governments, including cities, school districts and similar entities. Income from these bonds is generally exempt from federal income taxes. Additionally, municipal bonds issued in a state are usually exempt from state income taxes in that state. Munis include revenue bonds, which are supported with income from projects (such as toll roads) and general obligation (GO) bonds, which are funded by tax dollars.

   Because they are supported by tax dollars, GO bonds tend to be more susceptible to the political climate than revenue bonds. Sometimes, state and local governments find it difficult to raise taxes to support bond issues. This has been less of an issue recently as many state and local governments have had revenue surpluses. Retiring revenue bonds is largely dependent on the project's ability to generate sufficient income.

                                   [GRAPHIC]

CORPORATE BONDS

Corporate bonds are issued by companies raising money for working capital or for capital expenditures such as plant construction or equipment purchases.
U.S. government bonds are generally exempt from state income taxes, and municipal bonds are usually exempt from federal income taxes. Corporate bonds are fully taxable. Corporate bonds, whether investment- or non-investment-grade, generally have higher yields than Treasury issues of the same maturity. The difference between these yields is often referred to as the spread. When yield differentials are significant, spreads are said to be wide; when they are close together, spreads are narrow.

                                   [GRAPHIC]

HIGH-YIELD BONDS

High yield or junk bonds are below investment-grade--that is, they have been assigned a rating of BB or lower from a credit-rating agency such as Standard & Poor's based on an evaluation of the issuer's ability to pay off its indebtedness. High-yield bonds are considered riskier than investment-grade bonds, so they generally have higher interest rates. Junk bonds may include municipal and corporate debt securities and the government bonds of certain nations.

   Unlike other types of bonds, high-yield securities tend to benefit from a robust, rapidly growing economy. When the issuers of high-yield bonds experience greater revenue intake, they are better able to meet their debt obligations. Conversely, high-yield bonds tend to underperform during periods of economic uncertainty when investors tend to prefer higher-quality bonds, particularly Treasuries.

                                   [GRAPHIC]

FOREIGN BONDS

Foreign bonds include debt securities issued by non-U.S. governments, corporations, cities and other entities in both developed and developing nations. They can be denominated in U.S. dollars or foreign currencies. They are fully taxable in the United States, and the strength of the dollar relative to other currencies will affect returns for U.S. investors. It is important to note that investing in developing nations involves greater risk than investing in developed markets.

BOND MUTUAL FUNDS ALSO VARIED

Just as there are different types of bonds, there are different types of bond mutual funds. Some invest in only one type of bond, such as U.S. Treasury securities. Others invest in a variety of issues, such as foreign-government bonds and domestic corporate bonds. Some invest in a combination of stocks and bonds. There are bond funds for both conservative and more aggressive investors.

   When investing in bond funds, remember that an investment's return is linked to its risk. For bond funds, risk is directly related to a fund's maturity and credit structure. The higher the return, the higher the risk. Conversely, relatively safe investments offer relatively lower returns.

   A fund's prospectus and statement of additional information discuss in more detail the types of bonds contained in its portfolio and risk factors associated with these securities.

   Your financial advisor is the best person to contact if you have any questions about investing in bonds or a bond fund.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


                                                                  MARKET
                                                 SHARES           VALUE
STOCKS & OTHER EQUITY INTERESTS-89.32%

AEROSPACE & DEFENSE-3.65%

Lockheed Martin Corp.                               92,200    $    5,799,380
----------------------------------------------------------------------------
Northrop Grumman Corp.                             710,000        85,668,600
----------------------------------------------------------------------------
Raytheon Co.                                     2,126,000        89,929,800
============================================================================
                                                                 181,397,780
============================================================================

APPAREL RETAIL-1.20%

Limited, Inc. (The)                              3,105,000        59,491,800
============================================================================

BANKS-2.13%

Bank of America Corp.                              680,000        49,286,400
----------------------------------------------------------------------------
Washington Mutual, Inc.                          1,500,000        56,595,000
============================================================================
                                                                 105,881,400
============================================================================

BIOTECHNOLOGY-0.64%

Amgen Inc.(a)                                      600,000        31,728,000
============================================================================

BREWERS-1.68%

Anheuser-Busch Cos., Inc.                        1,570,000        83,210,000
============================================================================

BUILDING PRODUCTS-2.21%

American Standard Cos. Inc.(a)                     895,000        66,856,500
----------------------------------------------------------------------------
Masco Corp.                                      1,520,000        42,712,000
============================================================================
                                                                 109,568,500
============================================================================

COMPUTER HARDWARE-1.53%

International Business Machines Corp.              910,000        76,221,600
============================================================================

CONSTRUCTION MATERIALS-0.80%

Vulcan Materials Co.                               860,000        39,577,200
============================================================================

CONSUMER FINANCE-0.99%

Capital One Financial Corp.                        825,000        49,409,250
============================================================================

DATA PROCESSING SERVICES-1.30%

Automatic Data Processing, Inc.                  1,270,000        64,566,800
============================================================================

DEPARTMENT STORES-0.89%

Kohl's Corp.(a)                                    600,000        44,220,000
============================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.29%

Convergys Corp.(a)                               1,280,000        35,417,600
----------------------------------------------------------------------------
H&R Block, Inc.                                    875,000        35,105,000
----------------------------------------------------------------------------
IMS Health Inc.                                  2,086,000        42,992,460
============================================================================
                                                                 113,515,060
============================================================================

DIVERSIFIED FINANCIAL SERVICES-3.69%

American Express Co.                             1,000,000        41,010,000
----------------------------------------------------------------------------

                                                                  MARKET
                                                 SHARES           VALUE

DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Citigroup Inc.                                   1,400,000    $   60,620,000
----------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                   750,000        35,790,000
----------------------------------------------------------------------------
Principal Financial Group, Inc. (The)(a)         1,645,000        45,731,000
============================================================================
                                                                 183,151,000
============================================================================

ELECTRIC UTILITIES-1.21%

TXU Corp.                                        1,100,000        59,862,000
============================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.88%

Emerson Electric Co.                             1,745,000        93,165,550
============================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.83%

Agilent Technologies, Inc.(a)                    1,380,000        41,469,000
============================================================================

ENVIRONMENTAL SERVICES-0.94%

Waste Management, Inc.                           1,780,000        46,885,200
============================================================================

FOOD RETAIL-1.19%

Kroger Co. (The)(a)                              2,600,000        59,202,000
============================================================================

FOOTWEAR-0.97%

NIKE, Inc.-Class B                                 900,000        47,997,000
============================================================================

GENERAL MERCHANDISE STORES-2.58%

Target Corp.                                     1,650,000        72,022,500
----------------------------------------------------------------------------
Wal-Mart Stores, Inc.                            1,000,000        55,860,000
============================================================================
                                                                 127,882,500
============================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.39%

Quest Diagnostics Inc.(a)                          750,000        68,947,500
============================================================================

HEALTH CARE EQUIPMENT-3.15%

Baxter International Inc.                          740,000        42,106,000
----------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          685,000        56,998,850
----------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                         1,650,000        57,271,500
============================================================================
                                                                 156,376,350
============================================================================

HEALTH CARE SUPPLIES-0.36%

Alcon, Inc. (Switzerland)(a)                       519,200        17,990,280
============================================================================

HOTELS-1.02%

Carnival Corp.                                   1,520,000        50,631,200
============================================================================

HOUSEHOLD PRODUCTS-3.47%

Clorox Co.                                       1,320,000        58,410,000
----------------------------------------------------------------------------
Procter & Gamble Co. (The)                       1,260,000       113,727,600
============================================================================
                                                                 172,137,600
============================================================================


                                                                  MARKET
                                                 SHARES           VALUE

HOUSEWARES & SPECIALTIES-0.91%

Newell Rubbermaid Inc.                           1,440,000    $   45,216,000
============================================================================

INDUSTRIAL CONGLOMERATES-0.60%

Tyco International Ltd. (Bermuda)                1,620,000        29,889,000
============================================================================

INDUSTRIAL GASES-1.11%

Air Products & Chemicals, Inc.                   1,150,000        55,257,500
============================================================================

INDUSTRIAL MACHINERY-2.24%

Dover Corp.                                      1,440,000        53,654,400
----------------------------------------------------------------------------
Illinois Tool Works Inc.                           800,000        57,680,000
============================================================================
                                                                 111,334,400
============================================================================

INTEGRATED OIL & GAS-2.25%

ChevronTexaco Corp.                                600,000        52,026,000
----------------------------------------------------------------------------
Exxon Mobil Corp.                                1,490,000        59,853,300
============================================================================
                                                                 111,879,300
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.90%

SBC Communications Inc.                          1,440,000        44,726,400
============================================================================

LEISURE PRODUCTS-1.26%

Mattel, Inc.                                     3,020,000        62,332,800
============================================================================

LIFE & HEALTH INSURANCE-1.12%

Prudential Financial, Inc.(a)                    1,300,000        41,730,000
----------------------------------------------------------------------------
Prudential Financial, Inc.-$3.38. Conv. Pfd.       250,000        14,127,500
============================================================================
                                                                  55,857,500
============================================================================

OIL & GAS DRILLING-1.20%

GlobalSantaFe Corp.                              1,700,000        59,653,000
============================================================================

OIL & GAS EQUIPMENT & SERVICES-0.91%

Baker Hughes Inc.                                1,200,000        45,216,000
============================================================================

OIL & GAS REFINING & MARKETING-0.80%

Valero Energy Corp.                                920,000        39,707,200
============================================================================

PACKAGED FOODS-6.03%

ConAgra Foods, Inc.                              2,980,000        73,010,000
----------------------------------------------------------------------------
General Mills, Inc.                              1,170,000        51,538,500
----------------------------------------------------------------------------
Kellogg Co.                                      1,700,000        61,064,000
----------------------------------------------------------------------------
Kraft Foods, Inc.-Class A                        1,450,000        59,508,000
----------------------------------------------------------------------------
Sara Lee Corp.                                   2,575,000        54,538,500
============================================================================
                                                                 299,659,000
============================================================================

PAPER PRODUCTS-0.83%

International Paper Co.                            990,000        41,015,700
============================================================================

PERSONAL PRODUCTS-4.17%

Avon Products, Inc.                              1,520,000        84,892,000
----------------------------------------------------------------------------
Gillette Co. (The)                               3,440,000       122,051,200
============================================================================
                                                                 206,943,200
============================================================================

                                                                  MARKET
                                                 SHARES           VALUE


PHARMACEUTICALS-5.08%

Abbott Laboratories                                750,000    $   40,462,500
----------------------------------------------------------------------------
Johnson & Johnson                                  815,000        52,045,900
----------------------------------------------------------------------------
Pfizer Inc.                                      1,340,000        48,709,000
----------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         860,000        48,168,600
----------------------------------------------------------------------------
Wyeth                                            1,100,000        62,700,000
============================================================================
                                                                 252,086,000
============================================================================

PROPERTY & CASUALTY INSURANCE-2.12%

MGIC Investment Corp.                              659,300        47,047,648
----------------------------------------------------------------------------
Travelers Property Casualty Corp.- Class A(a)      796,000        14,797,640
----------------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                  460,000        43,401,000
============================================================================
                                                                 105,246,288
============================================================================

PUBLISHING & PRINTING-1.93%

McGraw-Hill Cos., Inc. (The)                       840,000        53,751,600
----------------------------------------------------------------------------
New York Times Co. (The)-Class A                   900,000        41,904,000
============================================================================
                                                                  95,655,600
============================================================================

RAILROADS-1.56%

Norfolk Southern Corp.                           1,884,000        40,374,120
----------------------------------------------------------------------------
Union Pacific Corp.                                650,000        36,920,000
============================================================================
                                                                  77,294,120
============================================================================

SEMICONDUCTOR EQUIPMENT-0.89%

KLA-Tencor Corp.(a)                                750,000        44,227,500
============================================================================

SEMICONDUCTORS-3.88%

Altera Corp.(a)                                  1,690,000        34,746,400
----------------------------------------------------------------------------
Intel Corp.                                      3,000,000        85,830,000
----------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)                              2,060,000        36,462,000
----------------------------------------------------------------------------
Texas Instruments Inc.                           1,160,000        35,878,800
============================================================================
                                                                 192,917,200
============================================================================

SOFT DRINKS-2.51%

Coca-Cola Co. (The)                              2,250,000       124,897,500
============================================================================

SPECIALTY CHEMICALS-0.87%

Rohm & Haas Co.                                  1,160,000        43,047,600
============================================================================

SYSTEMS SOFTWARE-3.88%

Computer Associates International, Inc.          4,060,000        75,516,000
----------------------------------------------------------------------------
Microsoft Corp.(a)                               1,670,000        87,274,200
----------------------------------------------------------------------------
Oracle Corp.(a)                                  3,000,000        30,120,000
============================================================================
                                                                 192,910,200
============================================================================

TELECOMMUNICATIONS EQUIPMENT-0.28%

Lucent Technologies Inc.,-$80.00 Conv. Pfd.
  (Acquired 08/01/01; Cost $15,000,000)(b)          15,000        13,687,500
============================================================================
    Total Stocks & Other Equity Interests
      (Cost $4,053,357,128)                                    4,435,141,078
============================================================================

                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE
CONVERTIBLE NOTES-0.43%

COMPUTER HARDWARE-0.07%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb.,
  8.00%, 05/01/03 (Acquired
  03/07/00-04/19/01; Cost
  $10,476,000)(b)(c)(d)                        $17,900,000    $      948,700
----------------------------------------------------------------------------
  8.00%, 05/01/03 (Acquired
  04/17/98-04/19/01; Cost
  $37,053,750)(b)(c)(d)                         42,800,000         2,268,400
============================================================================
                                                                   3,217,100
============================================================================

SYSTEMS SOFTWARE-0.36%

VERITAS Software Corp., Conv. Unsec. Notes,
  5.25%, 11/01/04                                6,000,000        18,067,500
============================================================================
    Total Convertible Notes (Cost
      $55,593,516)                                                21,284,600
============================================================================

                                                                  MARKET
                                                 SHARES           VALUE
MONEY MARKET FUNDS-10.60%

STIC Liquid Assets Portfolio(e)                263,298,210    $  263,298,210
----------------------------------------------------------------------------
STIC Prime Portfolio(e)                        263,298,210       263,298,210
============================================================================
    Total Money Market Funds (Cost
      $526,596,420)                                              526,596,420
============================================================================
TOTAL INVESTMENTS-100.35% (Cost
  $4,635,547,064)                                              4,983,022,098
============================================================================
OTHER ASSETS LESS LIABILITIES-(0.35%)                            (17,359,095)
============================================================================
NET ASSETS-100.00%                                            $4,965,663,003
____________________________________________________________________________
============================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Conv.   - Convertible
Deb.    - Debentures
Gtd.    - Guaranteed
Pfd.    - Preferred
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted securities. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 04/30/02 was $16,904,600, which represented 0.34% of the Fund's net assets.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $4,635,547,064)*                           $4,983,022,098
-----------------------------------------------------------
Foreign currencies, at value (cost
  $358,091)                                         358,578
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                1,447,282
-----------------------------------------------------------
  Dividends and interest                          4,629,501
-----------------------------------------------------------
Investment for deferred compensation plan           150,227
-----------------------------------------------------------
Collateral for securities loaned                 45,934,300
-----------------------------------------------------------
Other assets                                         68,319
===========================================================
    Total assets                              5,035,610,305
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           3,949,417
-----------------------------------------------------------
  Fund shares reacquired                         13,939,017
-----------------------------------------------------------
  Deferred compensation plan                        150,227
-----------------------------------------------------------
  Collateral upon return of securities
    loaned                                       45,934,300
-----------------------------------------------------------
Accrued distribution fees                         3,380,852
-----------------------------------------------------------
Accrued trustees' fees                                2,911
-----------------------------------------------------------
Accrued transfer agent fees                       2,019,455
-----------------------------------------------------------
Accrued operating expenses                          571,123
===========================================================
    Total liabilities                            69,947,302
===========================================================
Net assets applicable to shares
  outstanding                                $4,965,663,003
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                      $3,041,150,303
___________________________________________________________
===========================================================
Class B                                      $1,684,798,374
___________________________________________________________
===========================================================
Class C                                      $  237,954,508
___________________________________________________________
===========================================================
Institutional Class                          $    1,759,818
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                         271,725,976
___________________________________________________________
===========================================================
Class B                                         155,333,746
___________________________________________________________
===========================================================
Class C                                          21,876,583
___________________________________________________________
===========================================================
Institutional Class                                 153,836
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                  $        11.19
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.19 divided by
      94.50%)                                $        11.84
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                    $        10.85
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                    $        10.88
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $        11.44
___________________________________________________________
===========================================================

* At April 30, 2002, securities with an aggregate market value of $33,255,886 were on loan to brokers.

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $12,642)                                  $ 27,515,585
-----------------------------------------------------------
Dividends from affiliated money market
  funds                                           3,369,196
-----------------------------------------------------------
Interest                                             72,774
-----------------------------------------------------------
Security lending income                             134,345
===========================================================
    Total investment income                      31,091,900
===========================================================

EXPENSES:

Advisory fees                                    16,634,036
-----------------------------------------------------------
Administrative services fees                        223,027
-----------------------------------------------------------
Custodian fees                                      192,967
-----------------------------------------------------------
Distribution fees -- Class A                      4,861,545
-----------------------------------------------------------
Distribution fees -- Class B                      8,910,030
-----------------------------------------------------------
Distribution fees -- Class C                      1,275,969
-----------------------------------------------------------
Transfer agent fees -- Class A                    4,061,669
-----------------------------------------------------------
Transfer agent fees -- Class B                    2,242,971
-----------------------------------------------------------
Transfer agent fees -- Class C                      321,206
-----------------------------------------------------------
Transfer agent fees -- Institutional Class            1,367
-----------------------------------------------------------
Trustees' fees                                       16,697
-----------------------------------------------------------
Other                                               661,331
===========================================================
    Total expenses                               39,402,815
===========================================================
Less: Fees waived                                   (54,776)
-----------------------------------------------------------
    Expenses paid indirectly                        (30,340)
===========================================================
    Net expenses                                 39,317,699
===========================================================
Net investment income (loss)                     (8,225,799)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                         310,157,510
-----------------------------------------------------------
  Foreign currencies                                (30,101)
===========================================================
                                                310,127,409
===========================================================
Change in net unrealized appreciation of:
  Investment securities                          54,067,995
-----------------------------------------------------------
  Foreign currencies                                 33,721
===========================================================
                                                 54,101,716
===========================================================
Net gain from investment securities and
  foreign currencies                            364,229,125
===========================================================
Net increase in net assets resulting from
  operations                                   $356,003,326
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 AND THE YEAR ENDED OCTOBER 31, 2001 (UNAUDITED)

                                                                APRIL 30,         OCTOBER 31,
                                                                   2002              2001
                                                              --------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $   (8,225,799)   $   (35,217,915)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           310,127,409     (1,051,836,206)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                     54,101,716     (2,495,895,336)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  356,003,326     (3,582,949,457)
===============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                 --       (282,256,150)
-----------------------------------------------------------------------------------------------
  Class B                                                                 --       (155,149,624)
-----------------------------------------------------------------------------------------------
  Class C                                                                 --        (21,295,588)
-----------------------------------------------------------------------------------------------
  Institutional Class                                                     --           (157,658)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (342,069,814)      (161,661,243)
-----------------------------------------------------------------------------------------------
  Class B                                                       (149,972,791)        (2,882,485)
-----------------------------------------------------------------------------------------------
  Class C                                                        (27,245,457)        28,949,621
-----------------------------------------------------------------------------------------------
  Institutional Class                                                 (7,251)          (227,735)
===============================================================================================
    Net increase (decrease) in net assets                       (163,291,987)    (4,177,630,319)
===============================================================================================

NET ASSETS:

  Beginning of period                                          5,128,954,990      9,306,585,309
===============================================================================================
  End of period                                               $4,965,663,003    $ 5,128,954,990
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $5,397,120,294    $ 5,916,415,607
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                     (10,105,454)          (892,327)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts         (768,827,358)    (1,078,954,767)
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           347,475,521        292,386,477
===============================================================================================
                                                              $4,965,663,003    $ 5,128,954,990
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital with a secondary objective of current income.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $1,010,857,488 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. Transfer agency expenses directly attributable to the Institutional Class shares are charged to that class' operations. All other expenses, including transfer agency expenses for all classes except the Institutional Class shares, are allocated among the classes based on relative net assets.


NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $987,328 reduction in the cost of securities and a corresponding $987,328 increase in net unrealized gains and losses, based on securities held by the Fund on November 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $105,692, to increase net unrealized gains and losses by $93,098 and to increase net realized gains and losses by $12,594. As a result the net investment income per share, the net realized and unrealized gains and losses per share, and the ratio of net investment income to average net assets were unchanged.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended April 30, 2002, AIM waived fees of $54,776. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2002, AIM was paid $223,027 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2002, AFS was paid $3,301,862 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $4,861,545, $8,910,030 and $1,275,969, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $248,547 from sales of the Class A shares of the Fund during the six months ended April 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of

Class A shares. During the six months ended April 30, 2002, AIM Distributors retained $24,338, $858 and $20,353 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended April 30, 2002, the Fund paid legal fees of $10,833 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the six months ended April 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $30,293 and reductions in custodian fees of $47 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $30,340.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

  Effective May 21, 2002, the Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At April 30, 2002, securities with an aggregate value of $33,255,886 were on loan to brokers. The loans were secured by cash collateral of $45,934,300 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the six months ended April 30, 2002, the Fund received fees of $134,345 for securities lending.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2002 was $3,878,931,247 and $4,855,190,451, respectively. The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 542,522,188
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (203,481,897)
===========================================================
Net unrealized appreciation of investment
  securities                                  $ 339,040,291
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $4,643,981,807.

NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2002 and the year ended October 31, 2001 were as follows:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     APRIL 30, 2002                 OCTOBER 31, 2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                       9,651,704    $ 109,818,898     37,578,186    $ 517,083,181
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       5,482,296       60,587,956     24,357,854      333,276,040
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,598,339       17,709,053      7,575,697      105,353,193
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              13,421          156,361         21,223          287,988
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --     17,611,530      266,615,003
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --      9,886,847      146,422,053
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --      1,369,533       20,351,280
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                  --               --          8,709          133,843
==========================================================================================================================
Reacquired:
  Class A                                                     (39,847,126)    (451,888,712)   (74,345,004)    (945,359,427)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (19,118,592)    (210,560,747)   (39,590,160)    (482,580,578)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (4,075,202)     (44,954,510)    (7,831,344)     (96,754,852)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (13,932)        (163,612)       (52,054)        (649,566)
==========================================================================================================================
                                                              (46,309,092)   $(519,295,313)   (23,408,983)   $(135,821,842)
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                 CLASS A
                                         ----------------------------------------------------------------------------------------
                                         SIX MONTHS
                                           ENDED                                     YEAR ENDED OCTOBER 31,
                                         APRIL 30,             ------------------------------------------------------------------
                                            2002                  2001        2000(a)         1999          1998          1997
                                         ----------            ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period     $   10.46             $    18.07    $    17.16    $    13.32    $    13.41    $    11.19
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                0.00(b)               (0.03)        (0.04)         0.02          0.12          0.10
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)            0.73                  (6.70)         2.30          4.39          1.23          2.91
=================================================================================================================================
    Total from investment operations          0.73                  (6.73)         2.26          4.41          1.35          3.01
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                                      --                     --            --         (0.03)        (0.10)        (0.12)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                       --                  (0.88)        (1.35)        (0.54)        (1.34)        (0.67)
=================================================================================================================================
    Total distributions                         --                  (0.88)        (1.35)        (0.57)        (1.44)        (0.79)
=================================================================================================================================
Net asset value, end of period           $   11.19             $    10.46    $    18.07    $    17.16    $    13.32    $    13.41
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                               6.98%                (38.75)%       13.60%        34.05%        11.20%        28.57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $3,041,150            $3,159,304    $5,801,869    $4,948,666    $3,706,938    $3,466,912
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                            1.22%(d)               1.16%         1.06%         1.05%         1.08%         1.09%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                         1.22%(d)               1.17%         1.08%         1.07%         1.10%         1.10%
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                      (0.04)%(b)(d)          (0.24)%       (0.20)%        0.11%         0.95%         0.79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                         80%                    78%           80%          107%          154%          170%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income (loss) per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $3,267,889,173.


                                                                                 CLASS B
                                         ----------------------------------------------------------------------------------------
                                         SIX MONTHS
                                           ENDED                                     YEAR ENDED OCTOBER 31,
                                         APRIL 30,             ------------------------------------------------------------------
                                            2002                  2001        2000(a)         1999          1998          1997
                                         ----------            ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period     $   10.18             $    17.72    $    16.97    $    13.24    $    13.37    $    11.18
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.04)(b)              (0.13)        (0.17)        (0.10)         0.02          0.01
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)            0.71                  (6.53)         2.27          4.37          1.22          2.89
=================================================================================================================================
    Total from investment operations          0.67                  (6.66)         2.10          4.27          1.24          2.90
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                                      --                     --            --            --         (0.03)        (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                       --                  (0.88)        (1.35)        (0.54)        (1.34)        (0.67)
=================================================================================================================================
    Total distributions                         --                  (0.88)        (1.35)        (0.54)        (1.37)        (0.71)
=================================================================================================================================
Net asset value, end of period           $   10.85             $    10.18    $    17.72    $    16.97    $    13.24    $    13.37
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                               6.58%                (39.14)%       12.76%        33.06%        10.33%        27.54%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $1,684,798            $1,719,470    $3,088,611    $2,206,752    $1,408,687    $1,056,094
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                            1.92%(d)               1.86%         1.80%         1.80%         1.84%         1.85%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                         1.92%(d)               1.87%         1.82%         1.82%         1.86%         1.86%
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                      (0.74)%(b)(d)          (0.94)%       (0.94)%       (0.64)%        0.19%         0.03%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                         80%                    78%           80%          107%          154%          170%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income (loss) to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $1,796,773,996.


                                                                                 CLASS C
                                             -------------------------------------------------------------------------------
                                                                                                              AUGUST 4, 1997
                                             SIX MONTHS                                                       (DATE SALES
                                               ENDED                     YEAR ENDED OCTOBER 31,               COMMENCED) TO
                                             APRIL 30,         -------------------------------------------    OCTOBER 31,
                                               2002              2001      2000(a)       1999       1998         1997
                                             ----------        --------    --------    --------    -------    --------------
Net asset value, beginning of period          $  10.21         $  17.77    $  17.01    $  13.27    $ 13.39        $13.86
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.04)(b)        (0.13)      (0.17)      (0.09)      0.02            --
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      0.71            (6.55)       2.28        4.37       1.23         (0.45)
============================================================================================================================
    Total from investment operations              0.67            (6.68)       2.11        4.28       1.25         (0.45)
============================================================================================================================
Less distributions:
  Dividends from net investment income              --               --          --          --      (0.03)           --
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains             --            (0.88)      (1.35)      (0.54)     (1.34)        (0.02)
============================================================================================================================
    Total distributions                             --            (0.88)      (1.35)      (0.54)     (1.37)        (0.02)
============================================================================================================================
Net asset value, end of period                $  10.88         $  10.21    $  17.77    $  17.01    $ 13.27        $13.39
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                   6.56%          (39.14)%     12.78%      33.06%     10.39%        (3.24)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $237,955         $248,533    $412,872    $138,467    $37,846        $5,669
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                1.92%(d)         1.86%       1.80%       1.80%      1.84%         1.82%(e)
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                             1.92%(d)         1.87%       1.82%       1.82%      1.86%         1.83%(e)
============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (0.74)%(b)(d)    (0.94)%     (0.94)%     (0.64)%     0.19%         0.06%(e)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                             80%              78%         80%        107%       154%          170%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income (loss) to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $257,308,615.
(e)  Annualized.


                                                                                 INSTITUTIONAL CLASS
                                                           ----------------------------------------------------------------
                                                           SIX MONTHS
                                                            ENDED                      YEAR ENDED OCTOBER 31,
                                                           APRIL 30,     --------------------------------------------------
                                                             2002         2001       2000      1999       1998       1997
                                                           ----------    -------    ------    -------    -------    -------
Net asset value, beginning of period                         $10.67      $ 18.33    $17.33    $ 13.42    $ 13.48    $ 11.24
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.01(a)      0.04      0.52       0.09       0.18       0.16
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                0.76        (6.82)     1.83       4.43       1.24       2.91
===========================================================================================================================
    Total from investment operations                           0.77        (6.78)     2.35       4.52       1.42       3.07
===========================================================================================================================
Less distributions:
  Dividends from net investment income                           --           --        --      (0.07)     (0.14)     (0.16)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          --        (0.88)    (1.35)     (0.54)     (1.34)     (0.67)
===========================================================================================================================
    Total distributions                                          --        (0.88)    (1.35)     (0.61)     (1.48)     (0.83)
===========================================================================================================================
Net asset value, end of period                               $11.44      $ 10.67    $18.33    $ 17.33    $ 13.42    $ 13.48
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return()(b)                                              7.22%      (38.46)%   14.02%     34.61%     11.69%     29.05%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $1,760      $ 1,648    $3,234    $66,801    $43,815    $40,191
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                             0.82%(c)     0.68%     0.66%      0.65%      0.66%      0.67%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                          0.82%(c)     0.69%     0.68%      0.67%      0.67%      0.68%
===========================================================================================================================
Ratio of net investment income to average net assets           0.20%(a)(c)  0.25%     0.20%      0.51%      1.37%      1.21%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                          80%          78%       80%       107%       154%       170%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to November 1, 2001 have not been restated to reflect this change in presentation.
(b)  Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,808,862.

BOARD OF TRUSTEES                                 OFFICERS                                  OFFICE OF THE FUND

Robert H. Graham                                  Robert H. Graham                          11 Greenway Plaza
                                                  Chairman and President                    Suite 100
Frank S. Bayley                                                                             Houston, TX 77046
                                                  Carol F. Relihan
Bruce L. Crockett                                 Senior Vice President and Secretary       INVESTMENT ADVISOR

Albert R. Dowden                                  Gary T. Crum                              A I M Advisors, Inc.
                                                  Senior Vice President                     11 Greenway Plaza
Edward K. Dunn Jr.                                                                          Suite 100
                                                  Dana R. Sutton                            Houston, TX 77046
Jack M. Fields                                    Vice President and Treasurer
                                                                                            SUB-ADVISOR
Carl Frischling                                   Stuart W. Coco
                                                  Vice President                            A I M Capital Management, Inc.
Prema Mathai-Davis                                                                          11 Greenway Plaza
                                                  Melville B. Cox                           Suite 100
Lewis F. Pennock                                  Vice President                            Houston, TX 77046

Ruth H. Quigley                                   Edgar M. Larsen                           TRANSFER AGENT
                                                  Vice President
Louis S. Sklar                                                                              A I M Fund Services, Inc.
                                                                                            P.O. Box 4739
                                                                                            Houston, TX 77210-4739

                                                                                            CUSTODIAN

                                                                                            State Street Bank and Trust Company
                                                                                            225 Franklin Street
                                                                                            Boston, MA 02110

                                                                                            COUNSEL TO THE FUND

                                                                                            Ballard Spahr
                                                                                            Andrews & Ingersoll, LLP
                                                                                            1735 Market Street
                                                                                            Philadelphia, PA 19103

                                                                                            COUNSEL TO THE TRUSTEES

                                                                                            Kramer, Levin, Naftalis & Frankel LLP
                                                                                            919 Third Avenue
                                                                                            New York, NY 10022

                                                                                            DISTRIBUTOR

                                                                                            A I M Distributors, Inc.
                                                                                            11 Greenway Plaza
                                                                                            Suite 100
                                                                                            Houston, TX 77046

                             EQUITY FUNDS

    DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS             A I M Management Group Inc. has provided
                                                                                      leadership in the mutual fund industry since
       MORE AGGRESSIVE                          MORE AGGRESSIVE                       1976 and manages approximately $158 billion in
                                                                                      assets for more than 9 million shareholders,
AIM Small Cap Opportunities(1)          AIM Developing Markets                        including individual investors, corporate
AIM Mid Cap Opportunities(1)            AIM European Small Company                    clients and Financial institutions.*
AIM Large Cap Opportunities(1)          AIM Asian Growth
AIM Emerging Growth                     AIM International Emerging Growth                 The AIM Family of Funds--Registered
AIM Small Cap Growth(2)                 AIM Global Aggressive Growth                  Trademark-- is distributed nationwide. AIM is
AIM Aggressive Growth                   AIM European Development                      a subsidiary of AMVESCAP PLC, one of the
AIM Mid Cap Growth                      AIM Euroland Growth                           world's largest independent financial services
AIM Dent Demographic Trends             AIM International Equity                      companies with $400 billion in assets under
AIM Constellation                       AIM Global Growth                             management.*
AIM Large Cap Growth                    AIM Worldwide Spectrum
AIM Weingarten                          AIM Global Trends
AIM Small Cap Equity                    AIM International Value(4)
AIM Capital Development
AIM Mid Cap Equity                              MORE CONSERVATIVE
AIM Select Equity(3)
AIM Value II                                   SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                    MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity               AIM New Technology
AIM Charter                             AIM Global Telecommunications and Technology
AIM Basic Value                         AIM Global Energy(5)
AIM Large Cap Basic Value               AIM Global Infrastructure
AIM Balanced                            AIM Global Financial Services
AIM Basic Balanced                      AIM Global Health Care
                                        AIM Global Utilities
      MORE CONSERVATIVE                 AIM Real Estate(6)

                                                MORE CONSERVATIVE

                         FIXED-INCOME FUNDS

 TAXABLE FIXED-INCOME FUNDS               TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                          MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                           MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On March 18, 2002, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (3) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

* As of 3/31/02                                         [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       CHT-SAR-1

A I M DISTRIBUTORS, INC.